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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Civitas BankGroup, Inc. (the "Company") on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     By: /s/Richard Herrington
                                         ---------------------------------------
                                         Richard Herrington
                                         President and Chief Executive Officer
                                         March 16, 2006

                                     By: /s/ Lisa Musgrove
                                         ---------------------------------------
                                         Lisa Musgrove
                                         Executive Vice President,
                                         Chief Financial Officer
                                         and Chief Operating Officer
                                         March 16, 2006